Oppenheimer Total Return Bond Fund
6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800 CALL OPP (225.5677)

Statement of Additional Information dated August 26, 2005 revised December 6, 2005

         This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Prospectus dated August 26, 2005. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's
Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217, by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds,
Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its objective.
It may use some of the special investment techniques and strategies at some times or not at all.

         In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of non-governmental issues, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign issuers, the Manager may consider general economic conditions, the conditions of a particular country's economy in relation to the
U.S. economy or other foreign economies, general political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets (as well as their liquidity) and other factors.

         |X| Debt Securities. The Fund can invest in a variety of debt
securities to seek its objective. Foreign debt securities are subject to the risks of foreign securities described below. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

              o Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

         The Fund's investments primarily are investment-grade debt securities and U.S. government securities. U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories. Investment-grade bonds are bonds rated at least "Baa" by Moody's
Investors Service, Inc. ("Moody's"), or at least "BBB" by Standard & Poor's
Rating Service ("S&P") or Fitch, Inc. ("Fitch"), or that have comparable ratings by another nationally-recognized rating organization. The Fund can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

         In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

              o Interest Rate Risk. Interest rate risk refers to the
fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

         Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).
However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

              o Special Risks of Lower-Grade Debt Securities. The Fund can
invest in lower-grade debt securities. Because lower-grade debt securities tend to offer higher yields than investment-grade securities, the Fund might invest in lower-grade securities if the Manager is trying to achieve higher income.

         "Lower-grade" debt securities are those rated below "investment grade,"
which means they have a rating lower than "Baa" by Moody's or lower than "BBB"
by S&P or Fitch, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities.

         Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.
An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of
Additional Information.

         To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

         While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, S&P, and Fitch are included in Appendix A to this Statement of Additional Information.

              |X| Duration of the Fund's Portfolio. The Fund can invest in debt securities of any maturity or duration but currently seeks to maintain a dollar-weighted average effective portfolio duration of three to six years under normal market conditions. The goal is to try to manage the sensitivity of the
Fund's portfolio to changes in interest rates, and in doing so to manage the volatility of the Fund's share prices in response to those changes. However, unanticipated events may change the effective duration of a security after the
Fund buys it, and there can be no assurance that the Fund will achieve its targeted duration at all times.

         The Manager determines the effective duration of debt obligations purchased by the Fund considering various factors that apply to a particular type of debt obligation, including those described below. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security's yield, coupon interest payments, final maturity and call features.

         While a debt security's maturity can be used to measure the sensitivity of the security's price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security's payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest payments are expected to be received). Duration calculations weigh them by the present value of the cash to be received at each future point in time. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal.

         Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

         Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them.
Holding long futures positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio's duration.

         In some cases the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years.
However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically
30 years, but current rates or prepayments are more important to determine the security's interest rate exposure. In these and other similar situations, the
Manager will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining the Fund's effective duration.

         |X| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk
(depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index.
Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated
maturities.

         Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

         During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the
Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration and therefore its sensitivity to interest rates, would increase.

         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

              o Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs," are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by: (1) pass-through certificates issued or guaranteed by Government National
Mortgage Association (Ginnie Mae), Federal National
                        Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac),
(2)      unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans'
                        Affairs,
(3)                     unsecuritized conventional mortgages, (4) other
                        mortgage-related securities, or (5) any combination of
                        these.

         Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

         |X| U.S. Government Securities. These are securities issued or
guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

              o U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury obligations the Fund can buy include U.S. Treasury securities that have been
"stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

              o Treasury Inflation-Protection Securities. The Fund can buy these
TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index.
If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

              o Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as
Ginnie Maes. Some are supported by the right of the issuer to borrow from the
U.S. Treasury under certain circumstances, such as Fannie Mae bonds. Others are supported only by the credit of the entity that issued them, such as Freddie Mac obligations.

              o Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund can have significant amounts of its assets invested in mortgage-related U.S.
government securities.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced.
Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield.

         When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the
Fund's share prices.

                  o Commercial (Privately-Issued) Mortgage Related Securities.
The Fund can invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

              |X| Asset-Backed Securities. Asset-backed securities are
fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

         |X| Participation Interests. The Fund can invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. Not more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

         Participation interests are primarily dependent upon the
creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

         |X| Foreign Securities. "Foreign securities" include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities, such as the World Bank. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities denominated in foreign currencies issued by U.S. companies are also considered to be "foreign securities." The Fund expects to have investments in foreign securities as part of its normal investment strategy.

         Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         American Depository Receipts ("ADR") facilities may be either
"sponsored" or "un-sponsored." While sponsored and un-sponsored ADR facilities are similar, distinctions exist between the rights and duties of ADR holders and market practices. Sponsored facilities have the backing or participation of the underlying foreign issuers. Un-sponsored facilities do not have the participation by or consent of the issuer of the deposited shares. Un-sponsored facilities usually request a letter of non-objection from the issuer. Holders of un-sponsored ADRs generally bear all the costs of such facility. The costs of the facility can include deposit and withdrawal fees, currency conversion and other service fees. The depository of an un-sponsored facility may not have a duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of un-sponsored ADRs do not have an obligation to disclose material information about the foreign issuers in the U.S. As a result, the value of the un-sponsored ADR may not correlate with the value of the underlying security trading abroad or any material information about the security or the issuer disseminated abroad. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. The sponsored agreement also allocates fees among the parties. Most sponsored agreements provide that the depository will distribute shareholder notices, voting instructions and other communications.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to
U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

              o Foreign Debt Obligations. The debt obligations of a foreign government and its agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund can buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development
Bank.

         The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

         If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

         Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S.
dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

              o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

o        reduction of income by foreign taxes;
o                        fluctuation in value of foreign investments due to
                         changes in currency rates or currency devaluation, or
                         currency control regulations (for example, currency
                         blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; o foreign withholding taxes; o possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or
                         adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

                  o Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, and the
Fund currently does not expect to invest a substantial portion of its assets in emerging markets.

                  o Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws.
PFICs are those foreign corporations which generate primarily passive income.
They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC
ss.954.

         Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the
Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the
Fund's minimum percentage requirements or limitations of investing in foreign securities.

         Subject to the limits under the Investment Company Act of 1940 (the
"Investment Company Act"), the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

         In addition to bearing their proportionate share of a fund's expenses
(management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under "Investment in Other Investment
Companies."

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

         |X| Zero-Coupon Securities. The Fund can buy zero-coupon and
delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy different types of zero-coupon or stripped securities, including, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X| "Stripped" Mortgage-Related Securities. The Fund can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a
"principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

         |X| Floating Rate and Variable Rate Obligations. Some securities the
Fund can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the
91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.
As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

         |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund may
invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

         The Fund may engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage.
Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the
Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having a maturity beyond seven days are subject to the
Fund's limits on holding illiquid investments, as described in the Prospectus.
The Fund will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less for defensive purposes.

         Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission ("SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

         |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.
For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

         Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The
Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the
Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses in addition to its own fees and expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

         |X| Illiquid and Restricted Securities. Under the policies and
procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under applicable securities laws, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

         Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

         |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the
Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.
Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

         These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells might decline below the price at which the Fund is obligated to repurchase securities.

         |X| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in the case of the issuer's bankruptcy or liquidation.

         The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will, behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

         While some convertible securities are a form of debt security, in certain cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security might have less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed-income securities.
Convertible debt securities are subject to the credit risks and interest rate risks described above in "Debt Securities."

         To determine whether convertible securities should be regarded as
"equity equivalents," the Manager may examine the following factors:

              (1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
              (2)   whether the issuer of the convertible securities has
                    restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
              (3)   the extent to which the convertible security may be a
                    defensive "equity substitute," providing the ability to
                    participate in any appreciation in the price of the issuer's common stock.

         |X| Borrowing and Leverage. The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
Borrowing may entail "leverage," and may be a speculative investment strategy.
Any borrowing will be made only from banks and, pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300%
asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow. The use of leverage also may make the Fund's share prices more sensitive to interest rate changes.

         |X| Loans of Portfolio Securities. To raise cash for income or
liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees.

         These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of the
Fund's total assets.

         There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a)
negotiated loan fees, (b) interest on securities used as collateral, and (c)
interest on any short-term debt securities purchased with such loan collateral.
Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the
Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         |X| Money Market Instruments. The following is a brief description of the types of the U.S. dollar denominated money market securities the Fund can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

         o U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

         o Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

                  o   obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o        obligations of a foreign bank with total assets of at least U.S. $1 billion.

         "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance
Corporation.

         o Commercial Paper. The Fund can invest in commercial paper if it is rated within the top three rating categories of S&P and Moody's or other rating organizations.

         If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

         The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

         o Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the
Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The
Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them.
There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

         |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information. Segregated accounts will be maintained for all derivative transactions, as required by the Investment Company Act.

         Among the derivative investments the Fund can invest in are
"index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index.
Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.
This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities"
of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the
Manager expected.

         o Credit Derivatives. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short position in the credit default swap (also known as "buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

         The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii)
sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

         If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Fund's exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

         If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         The Fund will invest no more than 25 % of its total assets in
"unfunded" credit default swaps.

         The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

         Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

         |X| Hedging. The Fund can use hedging instruments although it is not obligated to use them in seeking its objective. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the
Fund could: o sell futures contracts, o buy puts on futures or on securities, or
o write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager
                does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o        buy futures, or
o        buy calls on futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         o Futures. The Fund can buy and sell futures contracts that relate to
(1) broadly-based bond or other security indices (these are referred to as
"financial futures"), (2) commodity contracts (these are referred to as
"commodity futures"), (3) debt securities (these are referred to as "interest rate futures"), (4) foreign currencies (these are referred to as "forward contracts"), (5) individual stock (these are referred to as "single stock futures") and (6) bond indices (these are referred to as "bond index futures").

         A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index.
These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

         Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

         The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4)
industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc;
and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

         No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         o Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

                      o Writing Covered Call Options. The Fund can write (that
is, sell) covered calls. If the Fund sells a call
option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for calls on futures and indices, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 50% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period.
That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on it books an equivalent dollar amount of liquid assets. The Fund will identify additional liquid assets on its books to cover the call if the value of the identified assets drops below 100% of the current value of the future. Because of this asset coverage requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                      o Writing Put Options. The Fund can sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The
Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

                  o Purchasing Calls and Puts. The Fund can purchase calls on securities, broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The
Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

         The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

         o Buying and Selling Options on Foreign Currencies. The Fund can buy
and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.

         The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying liquid assets on its books having a value equal to its obligation under the option.

         o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any additional appreciation in excess of the covered call price if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the
U.S. dollar and a foreign currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties.
The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the
U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

         The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the
Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

         o Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The
Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.
The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         o Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the
Fund's statement of financial condition.

         o Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act
("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under interpretations of the staff of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases a future, it must identify liquid assets on its books in an amount equal to the purchase price of the future, less the margin deposit applicable to it.
         o Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward contracts the Fund enters into may result in
"straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

         (1)      gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities
                  denominated in a foreign currency and the time the Fund
                  actually collects such receivables or pays such liabilities,
                  and
         (2)      gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually.

         Increased portfolio turnover may result in higher brokerage and transaction costs for the Fund, which may reduce its overall performance.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

         |X| Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally, they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. Government securities, or repurchase agreements. They could include other investment-grade debt securities. The Fund might also hold these types of securities pending the investment of proceeds from the sale of
Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

Other Investment Restrictions

         |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.
Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o        67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

         o The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to
75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

         o The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

         o The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities.

o The Fund cannot buy or sell real estate. However, the Fund can purchase and sell securities issued or secured by companies that invest in or deal in real estate or interests in real estate.

o The Fund cannot buy or sell commodities or commodity contracts. However, the
Fund can buy and sell derivative instruments and other hedging instruments, such as futures contracts, options, swaps, and forward contracts.

         o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

         o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. That is not a fundamental policy.

         The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F)
or (G) of section 12(d)(1) of the Investment Company Act.

         The Fund currently has no intention of investing in commodity contracts. If the Fund's intention changes, the Prospectus and this Statement of
Additional Information will be revised accordingly.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer
Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b)
is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o                 Public Disclosure. The Fund's portfolio holdings are made
                  publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC. In
                  addition, the top 10 or more holdings are posted on the
                  OppenheimerFunds' website at www.oppenheimerfunds.com in the
                  "Fund Profiles" section. Other general information about the
                  Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

         Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"
or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o                 The third-party recipient must first submit a request for
                  release of Fund portfolio holdings, explaining the business reason for the request;
o                 Senior officers (a Senior Vice President or above) in the
                  Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o                 The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

         The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2)
is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer
Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o                 Employees of the Fund's Manager, Distributor and Transfer
                  Agent who need to have access to such information (as
                  determined by senior officers of such entity),
o        The Fund's independent registered public accounting firm,
o        Members of the Fund's Board and the Board's legal counsel,
o        The Fund's custodian bank,
o        A proxy voting service designated by the Fund and its Board,
o        Rating/ranking organizations (such as Lipper and Morningstar),
o Portfolio pricing services retained by the Manager to provide portfolio security prices, and o Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

         Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity.
Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

         Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's
Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o        Brokers and dealers in connection with portfolio transactions (purchases and sales)
o                 Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's
                  regular pricing services)
o        Dealers to obtain price quotations where the Fund is not identified as the owner

         Portfolio holdings information (which may include information on the
Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager,
Distributor, or Transfer Agent, in the following circumstances:

o                 Response to legal process in litigation matters, such as
                  responses to subpoenas or in class action matters where the
                  Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o                 Response to regulatory requests for information (the SEC,
                  NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for
                  information in inspections or for position reporting
                  purposes),
o        To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o        To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o        Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

         Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

         The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

         The Chief Compliance Officer (the "CCO") of the Fund and the Manager,
Distributor, and Transfer Agent shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

         The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons
ABG Securities
ABN AMRO
Advest
AG Edwards
American Technology Research Auerbach Grayson Banc of America Securities
Barclays Baseline Bear Stearns Belle Haven Bloomberg BNP Paribas BS Financial
Services Buckingham Research Group Caris & Co.
CIBC World Markets
Citigroup
Citigroup Global Markets
Collins Stewart
Craig-Hallum Capital Group LLC
Credit Agricole Cheuvreux N.A. Inc. Credit Suisse First Boston Daiwa Securities
Davy Deutsche Bank Deutsche Bank Securities Dresdner Kleinwort Wasserstein Emmet
& Co Empirical Research Enskilda Securities Essex Capital Markets Exane BNP
Paribas Factset Fidelity Capital Markets Fimat USA Inc.
First Albany
First Albany Corporation
Fixed Income Securities
Fortis Securities
Fox-Pitt, Kelton
Friedman, Billing, Ramsey
Fulcrum Global Partners
Garp Research
George K Baum & Co.
Goldman
Goldman Sachs
HSBC HSBC Securities Inc ING Barings ISI Group Janney Montgomery Jefferies
Jeffries & Co. JP Morgan JP Morgan Securities JPP Eurosecurities Keefe, Bruyette
& Woods Keijser Securities Kempen & Co. USA Inc.
Kepler Equities/Julius Baer Sec
KeyBanc Capital Markets
Leerink Swan
Legg Mason
Lehman
Lehman Brothers
Lipper
Loop Capital Markets
MainFirst Bank AG Makinson Cowell US Ltd Maxcor Financial Merrill Merrill Lynch
Midwest Research Mizuho Securities Morgan Stanley Morningstar Natexis
Bleichroeder Ned Davis Research Group Nomura Securities Pacific Crest Pacific
Crest Securities Pacific Growth Equities Petrie Parkman Pictet Piper Jaffray
Inc. Plexus Prager Sealy & Co. Prudential Securities Ramirez & Co.
Raymond James RBC Capital Markets RBC Dain Rauscher Research Direct Robert W.
Baird Roosevelt & Cross Russell Mellon Ryan Beck & Co. Sanford C. Bernstein
Scotia Capital Markets SG Cowen & Co. SG Cowen Securities Soleil Securities
Group Standard & Poors Stone & Youngberg SWS Group Taylor Rafferty Think Equity
Partners Thomas Weisel Partners UBS Wachovia Wachovia Corp Wachovia Securities
Wescott Financial William Blair Yieldbook

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in November
2002.

|X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has four classes of shares: Class A, Class B, Class
C and Class N. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        will generally have a different net asset value,
o        will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a
  Trustee or to take other action described in the Fund's Declaration of Trust.

         The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund.
Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Audit Committee. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The Board of Trustees has an Audit Committee comprised solely of
Independent Trustees. The members of the Audit Committee are Joseph M. Wikler
(Chairman) and Peter I. Wold. The Audit Committee held four meetings during the fiscal year ended April 30, 2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors.
Other main functions of the Audit Committee include, but are not limited to: (i)
reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent registered public accounting firm regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department;
(iv) maintaining a separate line of communication between the Fund's independent registered public accounting firm and its Independent Trustees; (v) reviewing the independence of the Fund's independent registered public accounting firm;
(vi) pre-approving the provision of any audit or non-audit services (including tax services) that are not prohibited by the Sarbanes-Oxley Act by the Fund's independent registered public accounting firm for the Fund, the Manager and certain affiliates of the Manager; and (vii) exercising all other functions outlined in the Audit Committee Charter.

         The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating
Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

         To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals for the Audit Committee's consideration by mailing such information, accompanied by complete and properly supported resumes, to the
Audit Committee in care of the Fund. The Audit Committee may consider such persons at such time as it meets to consider possible nominees. The Audit
Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose of considering potential nominees.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an "Independent Trustee" under the Investment Company Act. In addition to being a trustee or director of the Fund, Mr. Wikler and Mr. Wold are also directors or trustees of 38 other portfolios in the OppenheimerFunds complex and
Mr. Murphy is also a director or trustee of 76 other portfolios in the
OppenheimerFunds complex.

         Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

         Messrs. Bomfim, Caan, Gillespie, Gord, Manioudakis, Moon, Murphy,
Petersen, Vandehey, Vottiero, Wixted and Zack and Mss. Bloomberg and Ives, who
are officers of the Fund, hold the same offices with one or more other funds in the Oppenheimer complex. As of October 31, 2005 the Trustees and officers of the
Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, neither of the Independent Trustees (nor any of their immediate family members) own securities of either the Manager or the
Distributor of the Fund or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

         Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during the past five years are listed in the charts below. The information for each Trustee also includes the dollar range of shares beneficially owned in the Fund and the aggregate dollar range of shares beneficially owned in all funds in the Oppenheimer family of funds that are overseen by the Trustee ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee
serves for an indefinite term, until his or her resignation, retirement, death or removal.

         -------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
         -------------------------------------------------------------------------------------------------------------------
         -------------------- --------------------------------------------------------- ----------------- ------------------
         Name, Position(s)    Principal Occupation(s) During the Past 5 Years; Other    Dollar Range of   Aggregate Dollar
                                                                                             Shares        Range Of Shares
                     Held with the Beneficially Beneficially
 Fund, Length of Trusteeships/Directorships Held; Number of Portfolios Owned in Owned in
  Service, Age in the Fund Complex Currently Overseen the Fund Supervised Funds
         -------------------- --------------------------------------------------------- ----------------- ------------------
         -------------------- --------------------------------------------------------- ------------------------------------
                                                                                              As of December 31, 2004
         -------------------- --------------------------------------------------------- ------------------------------------
         -------------------- --------------------------------------------------------- ----------------- ------------------
         Joseph M. Wikler,    Director of the following medical device companies:       None              $50,001-$100,000
         Trustee since 2002   Medintec (since 1992) and Cathco (since 1996); Director
         Age: 64              of Lakes Environmental Association (since 1996); Member
                              of the Investment Committee of the Associated
                              Jewish Charities of Baltimore (since 1994);
                              Director of Fortis/Hartford mutual funds
                              (1994-December 2001). Oversees 39 portfolios in
                              the OppenheimerFunds complex.
         -------------------- --------------------------------------------------------- ----------------- ------------------
         -------------------- --------------------------------------------------------- ----------------- ------------------
         Peter I. Wold,       President of Wold Oil Properties, Inc. (oil and gas       $50,000-$100,000  Over $100,000
         Trustee since 2002   exploration and production company) (since 1994); Vice
         Age: 57              President, Secretary and Treasurer of Wold Trona
                              Company, Inc. (soda ash processing and production)
                              (since 1996); Vice President of Wold Talc Company, Inc.
                              (talc mining) (since 1999); Managing Member of
                              Hole-in-the-Wall Ranch (cattle ranching) (since 1979);
                              Director and Chairman of the Denver Branch of the
                              Federal Reserve Bank of Kansas City (1993-1999); and
                              Director of PacifiCorp. (electric utility) (1995-1999).
                              Oversees 39 portfolios in the OppenheimerFunds complex.
         -------------------- --------------------------------------------------------- ----------------- ------------------

         The address of Mr. Murphy is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a
Trustee and as an officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a
Trustee of the Fund.

                    -------------------------------------------------------------------------------------------------------------------
                                                              Interested Trustee and Officer
                    -------------------------------------------------------------------------------------------------------------------
                    ----------------------- ------------------------------------------------------ ----------------- ------------------
                    Name, Position(s)       Principal Occupation(s) During the Past 5 Years;       Dollar Range of   Aggregate Dollar
                                                                                                        Shares        Range of Shares
                                                                                                     Beneficially      Beneficially
                    Held with Fund,         Other Trusteeships/Directorships Held; Number of         Owned in the        Owned in
                    Length of Service, Age  Portfolios in the Fund Complex Currently Overseen            Fund        Supervised Funds
                    ----------------------- ------------------------------------------------------ ----------------- ------------------
                    ----------------------- ------------------------------------------------------ ------------------------------------
                                                                                                         As of December 31, 2004
                    ----------------------- ------------------------------------------------------ ------------------------------------
                    ----------------------- ------------------------------------------------------ ----------------- ------------------
                    John V. Murphy,         Chairman, Chief Executive Officer and Director         None              Over $100,000
                    President since 2004    (since June 2001) and President (since September
                    and Trustee 2002        2000) of the Manager; President and Director or
                    Age: 56                 Trustee of other Oppenheimer funds; President and
                Director of Oppenheimer Acquisition Corp. ("OAC")
                  (the Manager's parent holding company) and of
                 Oppenheimer Partnership Holdings, Inc. (holding
                 company subsidiary of the Manager) (since July
                2001); Director of OppenheimerFunds Distributor,
                                            Inc. (subsidiary of the Manager)
(since November
                   2001); Chairman and Director of Shareholder
                   Services, Inc. and of Shareholder Financial
                                            Services, Inc. (transfer agent subsidiaries of the
                                            Manager) (since July 2001);
                                            President and Director of
                                            OppenheimerFunds Legacy Program
                                            (charitable trust program
                                            established by the Manager) (since
                                            July 2001); Director of the
                                            following investment advisory
                                            subsidiaries of the Manager: OFI
                                            Institutional Asset Management,
                                            Inc., Centennial Asset Management
                                            Corporation, Trinity Investment
                                            Management Corporation and Tremont
                                            Capital Management, Inc. (since
                                            November 2001), HarbourView Asset
                                            Management Corporation and OFI
                                            Private Investments, Inc. (since
                                            July 2001); President (since
                                            November 1, 2001) and Director
                                            (since July 2001) of Oppenheimer
                                            Real Asset Management, Inc.;
                                            Executive Vice President of
                                            Massachusetts Mutual Life Insurance
                                            Company (OAC's parent company)
                                            (since February 1997); Director of
                                            DLB Acquisition Corporation (holding
                                            company parent of Babson Capital
                                            Management LLC) (since June 1995);
                                            Member of the Investment Company
                                            Institute's Board of Governors
                                            (since October 3, 2003); Chief
                                            Operating Officer of the Manager
                                            (September 2000-June 2001);
                                            President and Trustee of MML Series
                                            Investment Fund and MassMutual
                                            Select Funds (open-end investment
                                            companies) (November 1999-November
                                            2001); Director of C.M. Life
                                            Insurance Company (September
                                            1999-August 2000); President, Chief
                                            Executive Officer and Director of
                                            MML Bay State Life Insurance Company
                                            (September 1999-August 2000);
                                            Director of Emerald Isle Bancorp and
                                            Hibernia Savings Bank (wholly-owned
                                            subsidiary of Emerald Isle Bancorp)
                                            (June 1989-June 1998). Oversees 87
                                            portfolios as a Director or Trustee
                                            and officer in the OppenheimerFunds
                                            complex.
                    ----------------------- ------------------------------------------------------ ----------------- ------------------

         The addresses of the officers in the chart below are as follows: for Messrs. Bomfim, Caan, Gillespie, Gord, Manioudakis,
Moon and Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen,
Vandehey, Vottiero, and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

         ------------------------------------------------------------------------------------------------------------------
                           Other Officers of the Fund
         ------------------------------------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Name, Position(s) Held    Principal Occupation(s) During Past 5 Years
         with Fund, Length of
         Service, Age
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Antulio Bomfim,           Vice President of the Manager since October 2003. He is also a portfolio manager of 11
         Vice President and        other portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior Economist at
         Portfolio Manager since   the Board of Governors of the Federal Reserve System from June 1992 to October 2003.
         2005
         Age: 38
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Geoffrey Caan, Vice President and Portfolio Manager of the Manager
         since August 2003; he is also a Vice President and portfolio manager of
         11 other portfolios in the OppenheimerFunds complex. Formerly Portfolio
         Manager since Vice President of ABN AMRO NA, Inc. (June 2002 - August
         2003); Vice President of 2005 Zurich Scudder Investments (January 1999
         - June 2002).
         Age: 36
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Benjamin J. Gord,         Vice President of the Manager (since April 2002), of HarbourView Asset Management
         Vice President and        Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (as of
         Portfolio Manager since   June 2002); a portfolio manager of 11 other portfolios in the OppenheimerFunds
         2003                      complex. Formerly an executive director and senior fixed income analyst at Miller
         Age: 43                   Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April
                                   1992-March 2002).
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Angelo Manioudakis,       Senior Vice President of the Manager (since April 2002), of HarbourView Asset
         Vice President and        Management Corporation (since April, 2002 and of OFI Institutional Asset Management,
         Portfolio Manager since   Inc. (since June 2002); an officer of 14 portfolios in the OppenheimerFunds complex.
         2003                      Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a
         Age: 39                   division of Morgan Stanley Investment Management (August 1993-April 2002).
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Charles Moon, Vice President of the Manager (since April 2002, of
         HarbourView Asset Management Vice President and Corporation (since
         April 2002) and of OFI Institutional Asset Management, Inc. (since
         Portfolio Manager since June 2002); a portfolio manager of 11 other portfolios in the OppenheimerFunds 2003 complex. Formerly executive director and portfolio manager at Miller Anderson & Age: 38 Sherrerd, a division of Morgan Stanley Investment Management (June 1999-March
         2002);
        Vice President of Citicorp Securities Inc. (June 1993-May 1999).
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Mark S. Vandehey,         Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
         Vice President and        Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
         Chief Compliance          Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President
         Officer since 2003        and Director of Internal Audit of the Manager (1997-February 2004). An officer of 87
         Age: 55                   portfolios in the OppenheimerFunds complex.
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Brian W. Wixted,          Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
         Treasurer since 2004      the following: HarbourView Asset Management Corporation, Shareholder Financial
         Age: 46                   Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
                                   Corporation, and Oppenheimer Partnership
                                   Holdings, Inc. (since March 1999), OFI
                                   Private Investments, Inc. (since March 2000),
                                   OppenheimerFunds International Ltd. (since
                                   May 2000), OppenheimerFunds plc (since May
                                   2000), OFI Institutional Asset Management,
                                   Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (charitable
                                   trust program established by the Manager)
                                   (since June 2003); Treasurer and Chief
                                   Financial Officer of OFI Trust Company (trust
                                   company subsidiary of the Manager) (since May
                                   2000); Assistant Treasurer of the following:
                                   OAC (since March 1999),Centennial Asset
                                   Management Corporation (March 1999-October
                                   2003) and OppenheimerFunds Legacy Program
                                   (April 2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust
                                   Company-Mutual Fund Services Division (March
                                   1995-March 1999). An officer of 87 portfolios
                                   in the OppenheimerFunds complex.
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Brian Petersen,           Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
         Assistant Treasurer       Accounting of the Manager (November 1998-July 2002). An officer of 87 portfolios in
         since 2003                the OppenheimerFunds complex.
         Age: 35
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Philip F. Vottiero,       Vice President/Fund Accounting of the Manager (since March 2002); Vice
         Assistant Treasurer       President/Corporate Accounting of the Manager (July 1999-March 2002); Chief Financial
         since 2003                Officer of Sovlink Corporation (April 1996-June 1999). An officer of 87 portfolios in
         Age: 42                   the OppenheimerFunds complex.
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Robert G. Zack,           Executive Vice President (since January 2004) and General Counsel (since March 2002)
         Secretary since 2003      of the Manager; General Counsel and Director of the Distributor (since December 2001);
         Age: 57                   General Counsel of Centennial Asset Management Corporation (since December 2001);
                                   Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                   (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                   Assistant Secretary (since September 1997) and Director (since November 2001) of
                                   OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                   Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                   Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                   General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                   Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                   Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                   President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                   November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                   Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                   2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                   Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                   1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                   2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                   officer of 87 portfolios in the OppenheimerFunds complex.
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Kathleen T. Ives,         Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
         Assistant Secretary       October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
         since 2004                (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
         Age: 40                   Management Corporation (since October 2003); Vice President and Assistant Secretary of
                                   Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                   Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                                   Assistant Counsel of the Manager (August 1994-October 2003). An officer of 87 portfolios in the OppenheimerFunds complex.
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Lisa I. Bloomberg,        Vice President and Associate Counsel of the Manager (since May 2004); First Vice
         Assistant Secretary       President (April 2001-April 2004), Associate General Counsel (December 2000-April
         since 2004                2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
         Age: 37                   (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                   Incorporated). An officer of 87 portfolios in
the OppenheimerFunds complex.
         ------------------------- ----------------------------------------------------------------------------------------
         ------------------------- ----------------------------------------------------------------------------------------
         Phillip S. Gillespie,     Senior Vice President and Deputy General Counsel of the Manager (since September
         Assistant Secretary       2004); Mr. Gillespie held the following positions at Merrill Lynch Investment
         since 2004                Management: First Vice President (2001-September 2004); Director (2000-September 2004)
         Age: 41                   and Vice President (1998-2000). An officer of 87 portfolios in the OppenheimerFunds complex.
         ------------------------- ----------------------------------------------------------------------------------------

         Remuneration of the Officers and Trustees. The officers and the
Interested Trustee of the Fund who are affiliated with the Manager receive no salary or fee from the Fund. The Independent Trustees received the compensation shown below from the Fund for serving as a Trustee and member of a committee, with respect to the Fund's fiscal year ended April 30, 2005. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee
(if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2004.

--------------------------------- -------------------- ---------------------- --------------------------
Name and Other Fund Position(s)        Aggregate         Estimated Annual      Total Compensation From
                                   Compensation From       Benefits Upon
(as applicable)                       the Fund(1)          Retirement(2)      the Fund and Fund Complex
--------------------------------- -------------------- ---------------------- --------------------------
--------------------------------- -------------------- ---------------------- --------------------------
Ronald J. Abdow(3)                      $2,000                 None                  $81,833(4)
--------------------------------- -------------------- ---------------------- --------------------------
--------------------------------- -------------------- ---------------------- --------------------------
Eustis Walcott(3)                       $1,800                 None                    $18,500
--------------------------------- -------------------- ---------------------- --------------------------
--------------------------------- -------------------- ---------------------- --------------------------
Joseph M. Wikler                        $2,583                   -                     $23,000
Audit Committee Member
--------------------------------- -------------------- ---------------------- --------------------------
--------------------------------- -------------------- ---------------------- --------------------------
Peter I. Wold                           $2,333                   -                     $20,500
Governance Committee Member
--------------------------------- -------------------- ---------------------- --------------------------
1.   "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2.   "Estimated Annual Benefits Upon Retirement" represents retirement plan benefits from other funds in the OppenheimerFunds complex and is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service). The
     Fund has not adopted a retirement plan.
3.   Mr. Abdow and Mr. Walcott retired as Trustees of the Fund as of October 1,
     2005.
4.   Includes $61,333 compensation paid to Mr. Abdow for serving as a trustee for two open-end investment companies (MassMutual Institutional Funds and
     MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund, a series of
     MassMutual Institutional Funds. In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund. The
     Manager does not consider MassMutual Institutional Funds and MML Series
     Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

         |X| Deferred Compensation Plan. The Board of Trustees has adopted a
Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of the Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred compensation account.

         Major Shareholders. As of October 31, 2005, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

OppenheimerFunds Inc., c/o Tim Abbuhl, Bldg. 2, 6803 South Tucson Way, Centennial, Colorado 80112-3924, which owned 2,057,203.098
Class A shares or 49.66% of the Class A shares then outstanding.

RPSS TR Rollover IRA, FBO Lewis E Linville, P.O. Box 803, Smithville, Missouri
64089-0803, which owned 29,941.389 Class N shares or 9.40% of the Class N shares then outstanding.

NFSC LLC FEBO, Reading INT Medicine Inc. PSP, Joseph B. Taylor M.D., 20 Pond
Meadow Drive, Suite 206, Reading, Massachusetts 01867, which owned 21,637.224
Class N shares or 6.79% of the Class N shares then outstanding.

RPSS TR, Craig Funeral Home, 401(k) Plan, Attn.: Cherre Kidd, P.O. Box 99, St.
Augustine, Florida 32084-0099, which owned 18,816.924 Class N shares or 5.90% of the Class N shares then outstanding.

RPSS TR Hilec LLC, 401(k) Plan, Attn: Donald Hubert, 11 Railroad Avenue, Arcade,
New York 14009-1407, which owned 18,077.641 Class N shares or 5.67% of the Class
N shares then outstanding.

MG Trust Cust, Trinity Furniture Inc., 401(k), 700 17th Street Suite 300,
Denver, Colorado 80202-3531, which owned 17,909.269 Class N shares or 5.62% of the Class N shared then outstanding.

o Control Persons. As of October 31 2005, the Manager beneficially owned 49.66%
of the Class A shares, which represent 35.718% of the outstanding voting securities of the Fund. In the event that any matter is submitted to a vote of the Fund's shareholders, the Manager has undertaken to vote such securities of the Fund, and to cause any controlled companies to vote such securities of the
Fund, in the same proportion as the shares of other Fund shareholders are voted on such matter. A withdrawal of the Manager's investment could adversely affect the expense ratio for Class A shares and/or lead to an increase in the Fund's portfolio turnover. The Manager is organized in the State of Colorado.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life
Insurance Company, a global, diversified insurance and financial services organization.

|X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

         Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting
Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy
Voting Guidelines and to maintain records of such portfolio proxy voting. The
Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and the Manager where a directly-controlled affiliate of the Manager manages or administers the assets of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o             The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o             In general, the Fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.
o             The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund opposes proposals to classify the board of directors. o The Fund supports proposals to eliminate cumulative voting. o The Fund opposes re-pricing of stock options.
o             The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

         The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

         The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last three fiscal years were:

--------------------------------------- ----------------------------------------------------------------------------
       Fiscal Year ended 4/30:                        Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
               2003(1)                                                    $24,656
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2004                                                    $185,574
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2005                                                    $241,713
--------------------------------------- ----------------------------------------------------------------------------
     1 For the fiscal period from February 21, 2003 (commencement of operations)
to April 30, 2003.

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

 Portfolio Manager. The Fund's portfolio is managed by a team of investment professionals comprised of Angelo Manioudakis, Benjamin J. Gord, Charles Moon,
Geoffrey Caan and Antulio N. Bomfim (each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Fund's investments.

       Other Accounts Managed. In addition to managing the Portfolios'
investments, the portfolio managers also manage other investment portfolios and accounts. The following table provides information regarding the other portfolios and accounts managed by the portfolio managers as of April 30, 2005.
No account has a performance-based advisory fee:

   -----------------------------------------------------------------------------------------------------------------
   Portfolio Manager         Registered   Total Assets   Other Pooled  Total Assets in     Other     Total Assets
                                         in Registered                   Other Pooled
                             Investment    Investment     Investment      Investment                   in Other
                             Companies     Companies       Vehicles        Vehicles      Accounts      Accounts
                              Managed       Managed*       Managed         Managed*       Managed      Managed*
   -----------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------
   Angelo Manioudakis            17        $12,011.7          6             $170.4           1           $39.1
   -----------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------
   Benjamin J. Gord              14        $11,446.9          6             $170.4           1           $39.1
   -----------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------
   Geoffrey Caan                 14        $11,446.9          6             $170.4           1           $39.1
   -----------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------
   Charles Moon                  14        $11,446.9          6             $170.4           1           $39.1
   -----------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------
   Antulio N. Bomfim             14        $11,446.9          6             $170.4           1           $39.1
   -----------------------------------------------------------------------------------------------------------------
     * In millions.

         As indicated above, each of the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the
Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

         Compensation of the Portfolio Managers. The Fund's Portfolio Managers
are employed and compensated by the Manager, not the Fund. Under the Manager's
compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the
Manager. This is intended to align the portfolio managers and analysts'
interests with the success of the funds and accounts and their shareholders. The
Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of April 30, 2005, each
Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

         To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper
- Intermediate Investment Grade Debt Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio
Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets.
The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

     Ownership of Fund Shares. As of April 30, 2005, the Portfolio  Managers did
not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment
Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of
Trustees.

         Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

         Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

         However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the
Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the
Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broaden the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------- -----------------------------------------------------------------------------
       Fiscal Year Ended 4/30:                        Total Brokerage Commissions Paid by the Fund(1)
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
               2003(2)                                                     $1,033
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2004                                                      $5,493
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2005                                                    $7,485(3)
--------------------------------------- -----------------------------------------------------------------------------
1.      Amounts do not include spreads or commissions on principal transactions on a net trade basis. 2. For the fiscal period from February 21, 2003
        (commencement of operations) to April 30, 2003.
3.      In the fiscal year ended April 30, 2005, the amount of transactions directed to brokers for research services was $0 and amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

         The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

--------------- ----------------------- -----------------------
 Fiscal Year     Aggregate Front-End      Class A Front-End
                                            Sales Charges
 Ended 4/30:       Sales Charges on          Retained by
                    Class A Shares          Distributor(1)
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
   2003(2)             $22,204                  $9,189
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2004              $104,718                $35,933
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2005              $152,109                $58,309
--------------- ----------------------- -----------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor. 2. For the fiscal period from February 21, 2003
(commencement of operations) to April 30, 2003.

--------------- ----------------------- ---------------------- ------------------------ ------------------------
Fiscal Year     Concessions on Class    Concessions on Class   Concessions on Class C   Concessions on Class N
Ended 4/30:     A Shares Advanced by    B Shares Advanced by   Shares Advanced by       Shares Advanced by
                Distributor(1)          Distributor(1)         Distributor(1)           Distributor(1)
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
   2003(2)               $10                   $9,448                  $2,528                     $87
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2004              $18,313               $1,128,383               $151,970                  $34,972
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2005               $3,021                 $48,935                 $29,456                  $16,499
--------------- ----------------------- ---------------------- ------------------------ ------------------------
1. The Distributor advances concession payments to dealers for certain sales of
   Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2. For the fiscal period from February 21, 2003 (commencement of operations) to
   April 30, 2003.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
Fiscal    Year    Class A Contingent      Class B Contingent       Class C Contingent       Class N Contingent
                    Deferred Sales          Deferred Sales                                    Deferred Sales
Ended 4/30:      Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
                     Distributor             Distributor        Retained by Distributor        Distributor
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
2003(1)                   $0                      $0                       $0                       $0
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
2004                     $493                   $6,156                    $928                     $927
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
2005                      $0                   $15,271                   $1,143                   $1,551
--------------- ----------------------- ----------------------- ------------------------- -----------------------
1. For the fiscal period from February 21, 2003 (commencement of operations) to
April 30, 2003.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

         Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as
"revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the
Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees.

|X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.
The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients periodically on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment.
If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         For the fiscal year ended April 30, 2005 payments under the Class A plan totaled $31,747, of which $575 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $3,200 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X| Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B,
Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.
Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

         The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

         The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the
Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the
Distributor in recognition that the Distributor:
o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above, o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may
              provide such financing from its own resources or from the
resources of an affiliate, o employs personnel to support distribution of Class
B, Class C and Class N shares,
o             bears the costs of sales literature, advertising and prospectuses
              (other than those furnished to current shareholders) and state
              "blue sky" registration fees and certain other distribution expenses,
o             may not be able to adequately compensate dealers that sell Class
              B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o             receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o             may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o             may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

----------------------------------------------------------------------------------------------------------------------
                 Distribution Fees Paid to the Distributor for the Fiscal Year Ended April 30, 2005
----------------------------------------------------------------------------------------------------------------------
------------------------ ------------------ --------------------- -------------------------- -------------------------
Class:                   Total Payments     Amount Retained by    Distributor's Aggregate    Distributor's
                                                                                             Unreimbursed Expenses
                                                                  Unreimbursed Expenses      as % of Net Assets of
                         Under Plan         Distributor           Under Plan                 Class
------------------------ ------------------ --------------------- -------------------------- -------------------------
------------------------ ------------------ --------------------- -------------------------- -------------------------
Class B Plan             $35,992            $29,302(1)            $106,487                   2.51%
------------------------ ------------------ --------------------- -------------------------- -------------------------
------------------------ ------------------ --------------------- -------------------------- -------------------------
Class C Plan             $46,234            $24,506(2)            $79,904                    1.18%
------------------------ ------------------ --------------------- -------------------------- -------------------------
------------------------ ------------------ --------------------- -------------------------- -------------------------
Class N Plan             $8,964             $5,800(3)             $59,930                    2.13%
------------------------ ------------------ --------------------- -------------------------- -------------------------
1. Includes $277 paid to an affiliate of the Distributor's parent company. 2.
Includes $728 paid to an affiliate of the Distributor's parent company. 3.
Includes $71 paid to an affiliate of the Distributor's parent company.

         All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

         Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this Statement of Additional Information. Additionally, the Manager and/or the
Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the
Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o Payments made by the Fund, or by an investor buying or selling shares of the
Fund may include:

o                   depending on the share class that the investor selects,
                    contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries as sales commissions (see "About Your Account" in the
                    Prospectus);
o                   ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's
                    distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the
                    Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and
                    Service Plans" above);
o                   shareholder servicing payments for providing omnibus
                    accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o            Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o                   These types of payments may reflect compensation for
                    marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms
                    and programs, transaction processing or other services;
o                   The Manager and Distributor each may also pay other
                    compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD.
                    Payments are made based on the guidelines established by the
                    Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this Statement of Additional
Information. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

         Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o            transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o            program support, such as expenses related to including the
             Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o            placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

   ADVEST INC.                                                AEGON
   A.G. Edwards & Sons, Inc                                   AIG Network
   Allianz Life Insurance Company                             Allstate Life Insurance Company
   Ameritas Life Insurance Corporation                        American Centurian Life Insurance
   American Enterprise Life Insurance                         American Express Financial Advisors Inc.
   American Portfolios                                        Annuity Investors Life
   AXA Advisors                                               Banc One Securities Corporation
   Bank of New York                                           Cadaret Grant & Co. Inc.
   Charter One Securities Inc.                                Chase Investment Services
   Citigroup Financial Network                                CitiStreet
   Citizens Bank of Rhode Island                              CJM Planning Corp.
   Columbus Life Insurance Company                            Commonwealth Financial Network
   CUNA Brokerage Services Inc.                               CUSO Financial Services, L.P.
   Federal Kemper                                             First Allied Securities Inc
   First Global Capital                                       GE Financial Assurance
   GlenBrook Life and Annuity Co.                             Great West Life & Annuity Co., Inc.
   HD Vest                                                    Hewitt Associates
   HSBC Brokerage (USA) Inc.                                  ING Network
   Jefferson Pilot Securities Corporation                     John Hancock Variable Life Insurance Company
   Kemper Life Assurance Company                              Legend Equities Corporation
   Legg Mason Wood Walker, Incorporated                       Lincoln National Life Insurance Company
   Lincoln Financial Advisors Corporation                     Lincoln Investment Planning
   Linsco/Private Ledger Corp.                                MassMutual Financial Group and affiliates
   McDonald Investments, Inc.                                 Merrill Lynch & Co., Inc. and affiliates
   Metlife and affiliates                                     Minnesota Life Insurance Company
   Morgan Stanley DW Inc.                                     NPH Network
   Nationwide and affiliates                                  New York Life Securities, LLC
   PacLife Network                                            Park Avenue Securities LLC
   Planmember Securities Corporation                          Prime Capital Services, Inc.
   Princor Financial Services Corporation                     Protective Life Insurance Co.
   Provident Mutual Insurance Company                         Prudential Investment Management Services LLC
   Raymond James Financial Services, Inc.                     Raymond James & Associates, Inc.
   RBC Dain Rauscher Inc.                                     Securities America, Inc.
   Security Benefit Life Insurance Company                    Signator Investments
   Sun Life Insurance Company                                 Suntrust Investment Services, Inc.
   Tower Square Securities, Inc                               Travelers Life & Annuity Co., Inc.
   UBS Financial Services Inc.                                Union Central Life Insurance Company
   Wachovia Securities LLC                                    Wells Fargo Investments, LLC

         For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

   ABN AMRO                                                   ADP
   Alliance Benefit Group                                     AMVESCAP Retirement Plans
   American Stock & Transfer                                  Baden Retirement
   BCG                                                        Benefit Administration Co., LLC
   Benefit Administration, Inc.                               Benefit Plans Administrative Services
   Benetech, Inc.                                             BISYS Retirement Services
   Boston Financial Data Services                             Ceridian
   Circle Trust Company                                       Citigroup
   CitiStreet                                                 CPI
   Daily Access.Com, Inc.                                     Digital Retirement Solutions
   Dyatech                                                    ERISA Administrative Services, Inc.
   ExpertPlan.com                                             FAScore
   FBD Consulting                                             Federated Investors
   Fidelity Institutional                                     First National Bank of Omaha
   First Trust Corp.                                          Franklin Templeton
   Geller Group                                               Gold K
   Great West Financial Services Equities, Inc.               Hartford Life Insurance Co.
   ICMA - RC Services                                         In West Pension Mgmt
   Independent Plan Coordinators                              Ingham Group
   Interactive Retirement Systems, Ltd.                       Invesmart, Inc.
   Kaufman & Goble                                            Leggette & Co., Inc.
   Manulife                                                   MassMutual Financial Group and affiliates
   Matrix Settlement & Clearance Services                     Mellon HR Solutions
   Merrill Lynch & Co., Inc.                                  Metavante
   Metlife Securities Inc.                                    MFS Investment Management
   Mid Atlantic Capital Corp.                                 Milliman USA
   Morgan Stanley DW Inc.                                     National City Bank
   National Financial Services Corp.                          National Investors Services Corp.
   Nationwide Investment Service Corp.                        New York Life Investment Management, Inc.
   Northwest Plan Services                                    Pension Administration and Consulting
   PFPC, Inc.                                                 PSMI Group
   Putnam Fiduciary Trust Company                             Quads Trust Company
   RSM McGladrey                                              SAFECO
   Charles Schwab & Co., Inc.                                 Security Trust Company
   Sentinel / National Life                                   Standard Insurance Co
   Stanley, Hunt, Dupree & Rhine                              State Street Bank & Trust Company
   Suntrust Investment Services, Inc.                         Swerdlin & Co.
   T. Rowe Price Brokerage Services, L.P.                     Taylor, Perky & Parker, LLC
   The 401k Company                                           The Investment Center, Inc.
   Trusource                                                  Union Bank and Trust Co.
   USI Consulting Group                                       Vanguard Group
   Web401K.com                                                Wilmington Trust Company

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o             Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's
              performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions. o An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the
Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a
              daily basis.
o When an investor's shares are redeemed, they may be worth more or less than their original cost.
o             Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o Standardized Yield. The "standardized yield" (sometimes referred to just as
"yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

    Standardized Yield         = 2[(   a - b   +1)(6)     -1 ]
                                      --------
                                        cd

         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c     = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d     = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                              Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

---------------------------------------------------------------------------------------------------
                  The Fund's Yields for the 30-Day Periods Ended April 30, 2005
---------------------------------------------------------------------------------------------------
----------------- --------------------------------------- -----------------------------------------
Class of Shares             Standardized Yield                         Dividend Yield
----------------- --------------------------------------- -----------------------------------------
----------------- ------------------- ------------------- --------------------- -------------------
                       Without              After               Without               After
                        Sales               Sales                Sales                Sales
                        Charge              Charge               Charge               Charge
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class A                 4.34%               4.13%                3.94%                3.76%
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class B                 3.48%                N/A                 3.08%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class C                 3.48%                N/A                 3.09%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class N                 3.98%                N/A                 3.59%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------

         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The
Fund uses standardized calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the
1.0% contingent deferred sales charge is deducted for returns for the one-year and life-of-class periods, as applicable.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n      - 1     = Average Annual Total Return
 P

o Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD   l/n       - 1   = Average Annual Total Return (After Taxes on Distributions)
---
 P

o Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR    l/n      - 1    = Average Annual Total Return (After Taxes on Distributions and Redemptions)
---
 P

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P

o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------------------------------------------
                           The Fund's Total Returns for the Periods Ended April 30, 2005
--------------------------------------------------------------------------------------------------------------------
--------------- -------------------------------- -------------------------------------------------------------------
   Class of      Cumulative Total Returns (10
    Shares      Years or life-of-class if less)                     Average Annual Total Returns
--------------- -------------------------------- -------------------------------------------------------------------
--------------- -------------------------------- --------------------------------- ---------------------------------
                                                              1-Year                            5-Year
                                                                                      (or life of class if less)
--------------- -------------------------------- --------------------------------- ---------------------------------
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
                 After Sales     Without Sales     After Sales     Without Sales     After Sales     Without Sales
                    Charge          Charge           Charge           Charge           Charge           Charge
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
Class A(1)          3.71%            8.89%           -0.09%            4.89%            1.68%            3.96%
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
Class B(2)          3.79%            6.79%           -1.00%            4.00%            1.71%            3.04%
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
Class C(3)          6.68%            6.68%            2.99%            3.99%            2.99%            2.99%
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
Class N(4)          7.97%            7.97%            3.51%            4.51%            3.56%            3.56%
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ----------------
1. Inception of Class A: February 21, 2003 2. Inception of Class B: February 21,
2003 3. Inception of Class C: February 21, 2003 4. Inception of Class N:
February 21, 2003

--------------------------------------------------------------------------------------
        Average Annual Total Returns for Class A1 Shares (After Sales Charge)
                        For the Periods Ended April 30, 2005
--------------------------------------------------------------------------------------
------------------------------------------ ------------------- -----------------------
                                                 1-Year                5-Year
                                                                (or life of class if
                                                                       less)
------------------------------------------ ------------------- -----------------------
------------------------------------------ ------------------- -----------------------
After Taxes on Distributions                     -1.59%                0.41%
------------------------------------------ ------------------- -----------------------
------------------------------------------ ------------------- -----------------------
After Taxes on Distributions and                 -0.06%                0.71%
Redemption of Fund Shares
------------------------------------------ ------------------- -----------------------
               1. Inception of Class A: February 21, 2003

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|      Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by
Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector.
The Fund is rated among the Intermediate-Term Bond category.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

         |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the
FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the
United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange
(the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals                              Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals                     Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                                    Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                                   Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund                        Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund                        Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund                              Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund                             Oppenheimer Principal Protected Main Street Fund
Oppenheimer Convertible Securities Fund                      Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund                          Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Disciplined Allocation Fund                      Oppenheimer Quest Balanced Fund
Oppenheimer Discovery Fund                                   Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Dividend Growth Fund                             Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                             Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                  Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                Oppenheimer Real Estate Fund
Oppenheimer Global Fund                                      Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund                        Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund                     Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                                      Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund                                  Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund                          Oppenheimer Total Return Bond Fund
Oppenheimer International Diversified Fund                   Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund                        Oppenheimer Value Fund
Oppenheimer International Small Company Fund                 Limited-Term New York Municipal Fund
Oppenheimer International Value Fund                         Rochester Fund Municipals
Oppenheimer Limited Term California Municipal Fund           Oppenheimer Portfolio Series:
                                                               Active Allocation Fund
                                                               Aggressive Investor Fund
                                                               Conservative Investor Fund
Oppenheimer Limited-Term Government Fund                       Moderate Investor Fund

And the following money market funds:
Oppenheimer Cash Reserves                                    Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.                          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                       Centennial Tax Exempt Trust
Centennial Government Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase
Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and
Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter. Class A shares of Oppenheimer
Money Market Fund, Inc. and Oppenheimer Cash Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class
C shares of the Fund and other Oppenheimer funds during a 13-month period (the
"Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value
(i.e. without a sales charge) do not count toward satisfying the amount of the
Letter.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow,"
below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.
Also, the investor agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

         If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter. If the intended purchase amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the
Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A, Class B or Class
C shares acquired by exchange of either (1) Class A shares of one of the other
Oppenheimer funds
                  that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

         If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments
(other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has
$1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

         OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

         Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.

         Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover
IRAs (including SEP IRAs and SIMPLE IRAs), o to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension
Plans, o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all
90-24 type 403(b) transfers, o to Group Retirement Plans (as defined in Appendix
C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o                 to Retirement Plans qualified under Sections 401(a) or 401(k)
                  of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o                 to Retirement Plans of a plan sponsor where the aggregate
                  assets of all such plans invested in the Oppenheimer funds is
                  $500,000 or more,
o        to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o                 to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the
                  broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
              purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
                  (other than rollovers from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any IRA invested in the
                  Oppenheimer funds),
              purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
                  plan to any IRA invested in the Oppenheimer funds), and
              on  purchases of Class N shares by an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan made with the redemption
                  proceeds of Class A shares of one or more Oppenheimer funds.

         No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

         |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in
September.

         Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change: o A fund account whose shares were acquired after September 30th of the prior year; o A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares.
                  However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o Accounts of shareholders who elect to access their account documents electronically via eDoc Direct; o A fund account that has only certificated shares and, has a balance below $500 and is being escheated; o Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system; o
Accounts held under the Oppenheimer Legacy Program and/or holding certain
Oppenheimer Variable Account Funds; o Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance
                  Retirement Plan programs; and
o        A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

         To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

         The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays)
or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the
Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

         |X|  Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o        Equity securities traded on a U.S. securities exchange or on NASDAQ(R) are valued as follows:
(1)      if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, on that day, or
(2)                   if last sale information is not available on a valuation
                      date, they are valued at the last reported sale price
                      preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                      date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at
                      its last trading session on or immediately before the valuation date, or
(3)                   at the mean between the "bid" and "asked" prices obtained
                      from the principal exchange on which the security is
                      traded or, on the basis of reasonable inquiry, from two
                      market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of
                      60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have
                      a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid"
and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on NASDAQ(R) on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R) on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.
This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account; (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general
              partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)           authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)           specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
              redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)           understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and (6)
              acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of
              checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge
              was paid, or
o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, and Class N shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1) state the reason for the distribution;
(2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the
Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having
AccountLink privileges (see "How to Buy Shares") may arrange to have Automatic
Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer
Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on
Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this
Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

         |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

         Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

         The Planholder may terminate a plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:
     Centennial California Tax Exempt Trust                       Centennial New York Tax Exempt Trust
     Centennial Government Trust                                  Centennial Tax Exempt Trust
     Centennial Money Market Trust

     The following funds do not offer Class N shares:
     Limited Term New York Municipal Fund                         Oppenheimer Money Market Fund, Inc.
     Oppenheimer AMT-Free Municipals                              Oppenheimer New Jersey Municipal Fund
     Oppenheimer AMT-Free New York Municipals                     Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer California Municipal Fund                        Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer International Value Fund                         Oppenheimer Rochester National Municipals
     Oppenheimer Limited Term California Municipal Fund           Oppenheimer Senior Floating Rate Fund
     Oppenheimer Limited Term Municipal Fund                      Rochester Fund Municipals

     The following funds do not offer Class Y shares:
     Limited Term New York Municipal Fund                        Oppenheimer Limited Term California Municipal Fund
     Oppenheimer AMT-Free Municipals                             Oppenheimer Limited Term Municipal Fund
     Oppenheimer AMT-Free New York Municipals                    Oppenheimer New Jersey Municipal Fund
     Oppenheimer Balanced Fund                                   Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer California Municipal Fund                       Oppenheimer Principal Protected Main Street Fund
     Oppenheimer Capital Income Fund                             Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer Cash Reserves                                   Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Champion Income Fund                            Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Convertible Securities Fund                     Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Disciplined Allocation Fund                     Oppenheimer Rochester National Municipals
     Oppenheimer Dividend Growth Fund                            Oppenheimer Total Return Bond Fund
     Oppenheimer Gold & Special Minerals Fund

o        Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
         Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
         Oppenheimer funds except Class A shares of Oppenheimer Money Market
         Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o        Shares of Oppenheimer Principal Protected Main Street Fund may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund until after the expiration of the warranty period
         (8/5/2010).
o        Shares of Oppenheimer Principal Protected Main Street Fund II may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund II until after the expiration of the warranty period
         (3/3/2011).
o        Shares of Oppenheimer Principal Protected Main Street Fund III may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund III until after the expiration of the warranty period
         (12/16/2011).

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Oppenheimer Limited Term California
Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior
Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer
Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How to Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

         |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B, Class C and
Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.
The Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to
"mark to market" all PFIC shares that it holds at the end of each taxable year.
In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized "mark-to-market" gains).

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

         Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the
Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Ernst & Young, LLP serves as the independent registered public accounting firm for the Fund. Ernst & Young, LLP audits the Fund's financial statements and performs other related audit services. Ernst & Young, LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by Ernst & Young LLP to the
Fund must be pre-approved by the Audit Committee.

OPPENHEIMER TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OPPENHEIMER TOTAL RETURN BOND FUND

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Total Return Bond Fund (the "Fund"), including the statement of investments, as of April 30, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from February
21, 2003 (commencement of operations) to April 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Total Return Bond Fund at April 30, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from February
21, 2003 to April 30, 2003 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
-------------------------
ERNST & YOUNG LLP

New York, New York
June 4, 2004

OPPENHEIMER TOTAL RETURN BOND FUND
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET VALUE
                                                                                     AMOUNT         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--25.1%
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.75%, 8/15/06                                                                  $   370,000        $   370,888
4.50%, 1/15/13                                                                      455,000            443,721
4.875%, 11/15/13                                                                    340,000            337,532
5.50%, 7/15/06 6                                                                  1,435,000          1,523,713
6.875%, 9/15/10                                                                     300,000            341,370
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4.25%, 7/15/07                                                                    1,150,000          1,185,268
5.50%, 2/15/06                                                                      550,000            580,148
6%, 5/15/11                                                                          80,000             87,000
7.25%, 5/15/30                                                                      200,000            239,779
---------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                                                    110,000            117,093
Series C, 4.75%, 8/1/13                                                             145,000            143,856
Series C, 6%, 3/15/13                                                               140,000            152,148
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                                                     417,000            422,604
5.50%, 8/15/28                                                                      165,000            167,701
6.875%, 8/15/25                                                                   1,310,000          1,563,557
STRIPS, 1.30%, 2/15/11 7                                                            555,000            417,810
STRIPS, 3.63%, 2/15/13 7                                                          1,389,000            925,999
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
3%, 2/15/08                                                                       1,000,000            993,165
4%, 2/15/14                                                                         374,000            359,391
5.75%, 8/15/10                                                                      202,000            222,090
                                                                                                   ------------
Total U.S. Government Obligations (Cost $10,938,372)                                                10,594,833

---------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
---------------------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $82,908)                            75,000             81,938

---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--20.4%
---------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.3%
---------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.4%
Delphi Corp., 6.55% Nts., 6/15/06                                                    80,000             84,908
---------------------------------------------------------------------------------------------------------------
Lear Corp., 7.96% Sr. Unsec. Nts., Series B, 5/15/05                                 67,000             70,853
                                                                                                   ------------
                                                                                                       155,761

---------------------------------------------------------------------------------------------------------------
AUTOMOBILES--2.2%
American Honda Finance Corp., 3.85% Nts., 11/6/08                                    50,000             49,754
---------------------------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp., 4.75% Unsec. Nts., 1/15/08             175,000            177,682
---------------------------------------------------------------------------------------------------------------
Ford Holdings, Inc., 9.30% Unsec. Unsub. Debs., 3/1/30                               55,000             61,860
---------------------------------------------------------------------------------------------------------------
Ford Motor Co., 8.90% Unsec. Unsub. Debs., 1/15/32                                  105,000            116,907
---------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Unsec. Unsub. Nts., 8/28/12                 310,000            323,735
---------------------------------------------------------------------------------------------------------------
General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33                               15,000             16,269

                                                                     PRINCIPAL      MARKET VALUE
                                                                        AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------------------------

AUTOMOBILES Continued
Hertz Corp. (The):
7.625% Sr. Nts., 6/1/12                                            $   100,000       $   107,005
7.625% Sr. Unsec. Nts., 8/15/07                                         75,000            81,431
                                                                                     ------------
                                                                                         934,643

-------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Caesars Entertainment, Inc., 7% Sr. Unsec. Sub. Nts., 7/15/04           75,000            75,844
-------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07                            75,000            82,688
-------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06                      195,000           215,319
                                                                                     ------------
                                                                                         373,851

-------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%
Beazer Homes USA, Inc., 8.625% Sr. Unsec. Nts., 5/15/11                 90,000            97,875
-------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/15/11                 85,000            95,200
-------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 8.375% Sr. Nts., 8/15/04                             35,000            35,439
-------------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                90,000            99,900
                                                                                     ------------
                                                                                         328,414

-------------------------------------------------------------------------------------------------
MEDIA--1.4%
Liberty Media Corp., 3.50% Nts., 9/25/06                                90,000            90,225
-------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12               220,000           281,256
-------------------------------------------------------------------------------------------------
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                           90,000           111,198
-------------------------------------------------------------------------------------------------
Walt Disney Co. (The), 4.875% Nts., 7/2/04                             100,000           100,579
                                                                                     ------------
                                                                                         583,258

-------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.4%
J.C. Penney Co., Inc., 7.60% Nts., 4/1/07                              150,000           165,375
-------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
Gap, Inc. (The), 6.90% Nts., 9/15/07                                    80,000            88,400
-------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.7%
-------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%
Food Lion, Inc., 7.55% Nts., 4/15/07                                   125,000           135,806
-------------------------------------------------------------------------------------------------
Kroger Co. (The), 7.80% Sr. Nts., 8/15/07                              135,000           152,173
-------------------------------------------------------------------------------------------------
Safeway, Inc.:
2.50% Nts., 11/1/05                                                     45,000            45,014
3.80% Sr. Unsec. Nts., 8/15/05                                         150,000           152,472
                                                                                     -----------
                                                                                         485,465

-------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Kraft Foods, Inc., 5.25% Nts., 6/1/07                                  230,000           241,854

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                              PRINCIPAL     MARKET VALUE
                                                                                 AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------

ENERGY--0.3%
---------------------------------------------------------------------------------------------------------
OIL & GAS--0.3%
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27                           $    60,000      $    69,000
---------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 8          65,000           62,526
                                                                                             ------------
                                                                                                 131,526

---------------------------------------------------------------------------------------------------------
FINANCIALS--2.9%
---------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.0%
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08                             15,000           16,887
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12                            75,000           86,738
---------------------------------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08                                    50,000           49,395
---------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 4.125% Nts., Series C, 1/15/09                       105,000          104,869
---------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 6.60% Nts., 4/1/12                             70,000           77,169
                                                                                             ------------
                                                                                                 318,171

---------------------------------------------------------------------------------------------------------
INSURANCE--1.5%
AXA, 8.60% Unsec. Sub. Nts., 12/15/30                                            90,000          112,190
---------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The), 2.375% Nts., 6/1/06               50,000           49,436
---------------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 7.90% Nts., 7/2/10 8                            140,000          163,756
---------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 8                     105,000          128,546
---------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 8                       145,000          176,345
                                                                                             ------------
                                                                                                 630,273

---------------------------------------------------------------------------------------------------------
REAL ESTATE--0.6%
EOP Operating LP, 6.763% Sr. Unsec. Nts., 6/15/07                                98,000          107,150
---------------------------------------------------------------------------------------------------------
Spieker Properties LP, 6.80% Unsec. Unsub. Nts., 5/1/04                          55,000           55,000
---------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                       100,000          106,838
                                                                                             ------------
                                                                                                 268,988

---------------------------------------------------------------------------------------------------------
HEALTH CARE--1.3%
---------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.3%
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06                                     190,000          206,109
---------------------------------------------------------------------------------------------------------
CIGNA Corp., 7.40% Unsec. Nts., 5/15/07                                         225,000          249,005
---------------------------------------------------------------------------------------------------------
Health Net, Inc., 8.375% Sr. Unsec. Unsub. Nts., 4/15/11                         75,000           88,656
                                                                                             ------------
                                                                                                 543,770

---------------------------------------------------------------------------------------------------------
INDUSTRIALS--2.1%
---------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%
Boeing Capital Corp., 5.65% Sr. Unsec. Nts., 5/15/06                             29,000           30,611
---------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11                                 75,000           84,443
---------------------------------------------------------------------------------------------------------
Raytheon Co., 6.50% Unsec. Nts., 7/15/05                                        120,000          125,862
                                                                                             ------------
                                                                                                 240,916

                                                                             PRINCIPAL     MARKET VALUE
                                                                                AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS--0.5%
FedEx Corp., 2.65% Nts., 4/1/07 8                                          $   215,000      $   210,409
--------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.4%
Allied Waste North America, Inc., 8.875% Sr. Nts., Series B, 4/1/08             85,000           94,775
--------------------------------------------------------------------------------------------------------
Waste Management, Inc., 7% Sr. Nts., 7/15/28                                    70,000           73,920
                                                                                            ------------
                                                                                                168,695

--------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.4%
Hutchison Whampoa International Ltd., 7.45% Sr. Bonds, 11/24/33 8               75,000           72,407
--------------------------------------------------------------------------------------------------------
Tyco International Group SA:
5.875% Unsec. Unsub. Nts., 11/1/04                                              21,000           21,416
6.75% Sr. Unsub. Nts., 2/15/11                                                  61,000           65,875
                                                                                            ------------
                                                                                                159,698

--------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.2%
CSX Corp., 6.25% Unsec. Nts., 10/15/08                                          85,000           91,763
--------------------------------------------------------------------------------------------------------
MATERIALS--0.3%
--------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Weyerhaeuser Co., 5.50% Unsec. Unsub. Nts., 3/15/05                            130,000          133,987
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.1%
--------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
British Telecommunications plc, 7.875% Nts., 12/15/05                          120,000          129,929
--------------------------------------------------------------------------------------------------------
Citizens Communications Co., 9.25% Sr. Nts., 5/15/11                            34,000           35,829
--------------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10          125,000          147,877
--------------------------------------------------------------------------------------------------------
France Telecom SA:
9% Sr. Unsec. Nts., 3/1/11                                                      50,000           59,188
9.50% Sr. Unsec. Nts., 3/1/31 1                                                 55,000           70,739
--------------------------------------------------------------------------------------------------------
Sprint Capital Corp.:
7.125% Sr. Unsec. Nts., 1/30/06                                                100,000          107,318
8.75% Nts., 3/15/32                                                             80,000           95,840
--------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 8.25% Sr. Unsec. Nts., 1/26/06                    75,000           81,545
                                                                                            ------------
                                                                                                728,265

--------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07                    140,000          155,567
--------------------------------------------------------------------------------------------------------
UTILITIES--3.4%
--------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.8% CenterPoint Energy, Inc.:
5.875% Nts., 6/1/08                                                            105,000          107,031
8.125% Unsec. Nts., Series B, 7/15/05                                           50,000           53,066
--------------------------------------------------------------------------------------------------------
Conectiv, Inc., 5.30% Unsec. Unsub. Nts., Series B, 6/1/05                      26,000           26,788
--------------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10                       80,000           93,814

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL        MARKET VALUE
                                                                                        AMOUNT          SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES Continued
DTE Energy Co.:
6% Sr. Unsec. Unsub. Nts., 6/1/04                                                 $     40,000        $     40,127
6.375% Sr. Nts., 4/15/33                                                                85,000              81,203
6.45% Sr. Unsub. Nts., 6/1/06                                                          100,000             106,287
-------------------------------------------------------------------------------------------------------------------
Edison International, Inc., 6.875% Unsec. Nts., 9/15/04                                  9,000               9,169
-------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp., 5.50% Sr. Unsub. Nts., Series A, 11/15/06                           195,000             203,590
-------------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12                       130,000             134,600
-------------------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375% Sr. Unsec. Nts., 10/1/04                             55,000              55,866
-------------------------------------------------------------------------------------------------------------------
PSEG Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07                                    95,000              99,750
-------------------------------------------------------------------------------------------------------------------
TECO Energy, Inc., 10.50% Sr. Unsec. Nts., 12/1/07                                      65,000              73,450
-------------------------------------------------------------------------------------------------------------------
TXU Corp., 6.375% Sr. Unsec. Nts., Series C, 1/1/08                                     80,000              85,900
                                                                                                      -------------
                                                                                                         1,170,641

-------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.6%
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                                      90,000              97,027
-------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                                                                     30,000              30,023
7.875% Sr. Unsec. Nts., 11/15/10                                                       125,000             145,702
                                                                                                      -------------
                                                                                                           272,752
                                                                                                      -------------
Total Corporate Bonds and Notes (Cost $8,599,298)                                                        8,599,329

-------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--1.1%
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X NA High Yield T2 Credit Linked Nts.,
6.05%, 3/25/09 8 (Cost $460,000)                                                       460,000             453,100

-------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--19.3% 9
-------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.47% in joint repurchase agreement (Principal Amount/
Market Value $554,815,000, with a maturity value of $554,860,310) with
PaineWebber, Inc., 0.98%, dated 4/30/04, to be repurchased at $8,144,665 on
5/3/04, collateralized by Federal National Mortgage Assn., 5.50%--6.50%,
7/1/32--11/1/33, with a value of $566,733,053 (Cost $8,144,000)                      8,144,000           8,144,000

-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $63,155,653)                                           148.7%         62,746,912
-------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (48.7)        (20,554,327)
                                                                                  ---------------------------------
NET ASSETS                                                                               100.0%       $ 42,192,585
                                                                                  =================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Identifies issues considered to be illiquid. See Note 8 of Notes to Financial
Statements.

3. When-issued security to be delivered and settled after April 30, 2004. See
Note 1 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $645,752 or 1.53% of the Fund's net assets as of April 30, 2004.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

6. Securities with an aggregate market value of $212,364 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $1,267,089 or 3% of the Fund's net assets as of April 30, 2004.

9. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2004
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------
Investments, at value (including cost and market value of $8,144,000 in repurchase agreements) (cost $63,155,653)--see accompanying statement of investments $ 62,746,912
-----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $4,216,833 sold on a when-issued basis)                                    4,326,980
Interest, dividends and principal paydowns                                                               372,551
Shares of beneficial interest sold                                                                        77,188
Other                                                                                                      4,702
                                                                                                    -------------
Total assets                                                                                          67,528,333

-----------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                           259,454
-----------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                 24,851
-----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $24,536,911 purchased on a when-issued basis)                        24,948,130
Dividends                                                                                                 50,917
Shareholder communications                                                                                19,479
Distribution and service plan fees                                                                         3,071
Transfer and shareholder servicing agent fees                                                              2,689
Futures margins                                                                                            1,411
Trustees' compensation                                                                                       915
Shares of beneficial interest redeemed                                                                       122
Other                                                                                                     24,709
                                                                                                    -------------
Total liabilities                                                                                     25,335,748

-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $ 42,192,585
                                                                                                    =============

-----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                          $      4,221
-----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                            42,387,455
-----------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                          7,543
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                           262,087
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                              (468,721)
                                                                                                    -------------
NET ASSETS                                                                                          $ 42,192,585
                                                                                                    =============

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$35,522,245 and 3,553,809 shares of beneficial interest outstanding) $10.00
Maximum offering price per share (net asset value plus sales charge of 4.75%
offfering price) $10.50
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $2,896,024 and 289,732 shares of
beneficial interest outstanding)                                                                    $10.00
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $2,942,851 and 294,497 shares of
beneficial interest outstanding)                                                                    $ 9.99
-----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $831,465 and 83,162 shares of
beneficial interest outstanding)                                                                    $10.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Interest                                                                     $ 1,028,492
-----------------------------------------------------------------------------------------
Fee income                                                                       231,558
-----------------------------------------------------------------------------------------
Dividends                                                                         47,030
                                                                             ------------
Total investment income                                                        1,307,080

-----------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------
Management fees                                                                  185,574
-----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                            7,454
Class B                                                                           24,421
Class C                                                                           16,745
Class N                                                                            1,922
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                           12,698
Class B                                                                            9,362
Class C                                                                            5,010
Class N                                                                              365
-----------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                           23,030
Class B                                                                            4,593
Class C                                                                            2,801
Class N                                                                              343
-----------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                       38,161
-----------------------------------------------------------------------------------------
Trustees' compensation                                                             9,700
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                        1,184
-----------------------------------------------------------------------------------------
Other                                                                              7,374
                                                                             ------------
Total expenses                                                                   350,737
Less reduction to custodian expenses                                                (343)
Less voluntary reimbursement of expenses:
Class A                                                                          (16,812)
Class B                                                                          (12,693)
Class C                                                                           (7,815)
Class N                                                                             (721)
Less voluntary waiver of transfer and shareholder servicing agent fees:
Class A                                                                              (36)
Class B                                                                             (853)
Class C                                                                               (3)
                                                                             ------------
Net expenses                                                                     311,461

-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            995,619

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                           $ 284,411
Closing of futures contracts                                            242,515
Foreign currency transactions                                              (183)
                                                                      ----------
Net realized gain                                                       526,743

--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                            (672,382)
Futures contracts                                                         1,880
Swap contracts                                                          (24,851)
                                                                      ----------
Net change in unrealized depreciation                                  (695,353)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 827,009
                                                                      ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                     2004             2003 1
-----------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                            $    995,619       $     87,633
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                              526,743               (718)
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                 (695,353)           226,632
                                                                                 --------------------------------
Net increase in net assets resulting from operations                                  827,009            313,547

-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                              (937,199)           (87,071)
Class B                                                                               (49,017)              (550)
Class C                                                                               (34,611)              (143)
Class N                                                                                (9,716)               (16)
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                              (179,397)                --
Class B                                                                               (14,472)                --
Class C                                                                               (10,826)                --
Class N                                                                                (2,729)                --

-----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                             8,253,430         27,282,368
Class B                                                                             2,136,318            790,499
Class C                                                                             2,587,144            383,530
Class N                                                                               821,065             20,422

-----------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total increase                                                                     13,386,999         28,702,586
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                28,805,586            103,000 2
                                                                                 --------------------------------
End of period (including accumulated net investment income
of $7,543 and $9,712, respectively)                                              $ 42,192,585       $ 28,805,586
                                                                                 ================================

1. For the period from February 21, 2003 (commencement of operations) to April
30, 2003.

2. Reflects the value of the Manager's initial seed money investment on February
6, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OPPENHEIMER TOTAL RETURN BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                       CLASS A                     CLASS B
YEAR ENDED APRIL 30                                        2004         2003 1          2004        2003 1
-----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 10.08        $ 10.00        $10.08        $10.00
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .28            .03           .19           .02
Net realized and unrealized gain (loss)                    (.02)           .08          (.02)          .08
                                                        ---------------------------------------------------
Total from investment operations                            .26            .11           .17           .10
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.29)          (.03)         (.20)         (.02)
Distributions from net realized gain                       (.05)            --          (.05)           --
                                                        ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                            (.34)          (.03)         (.25)         (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 10.00        $ 10.08        $10.00        $10.08
                                                        ===================================================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         2.64%          1.14%         1.69%         0.97%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $35,522        $27,598        $2,896        $  798
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $32,578        $26,027        $2,444        $  340
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      2.78%          1.77%         1.91%         0.85%
Total expenses                                             0.79%          1.29%         2.20%         2.36%
Expenses after expense reimbursement or fee waiver
and reduction to custodian expenses                        0.73%          0.90%         1.65%         1.65%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     131% 4          77%          131% 4         77%

1. For the period from February 21, 2003 (commencement of operations) to April
30, 2003.

2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $198,777,129 and
$189,672,219, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                       CLASS C                     CLASS N
YEAR ENDED APRIL 30                                          2004        2003 1          2004        2003 1
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.08        $10.00        $10.08        $10.00
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .19           .02           .24           .03
Net realized and unrealized gain (loss)                      (.03)          .08          (.02)          .08
                                                           -------------------------------------------------
Total from investment operations                              .16           .10           .22           .11
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.20)         (.02)         (.25)         (.03)
Distributions from net realized gain                         (.05)           --          (.05)           --
                                                           -------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (.25)         (.02)         (.30)         (.03)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 9.99        $10.08        $10.00        $10.08
                                                           =================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           1.60%         0.96%         2.20%         1.08%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $2,943        $  388        $  831        $   22
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $1,679        $  126        $  386        $    6
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        1.95%         0.59%         2.40%         1.50%
Total expenses                                               2.12%         2.28%         1.34%         2.63%
Expenses after expense reimbursement or fee waiver
and reduction to custodian expenses                          1.65%         1.65%         1.15%         1.15%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       131% 4         77%          131% 4         77%

1. For the period from February 21, 2003 (commencement of operations) to April
30, 2003.

2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $198,777,129 and
$189,672,219, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Total Return Bond Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek to maximize total return through both capital appreciation and income. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. As of April 30, 2004, the Manager owned 70% of the
Fund's shares. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC).
Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B,
C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities
(including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the
Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of April 30, 2004, the market value of these securities comprised 1.1% of the Fund's net assets and resulted in unrealized cumulative losses of $6,900.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED (OR FORWARD COMMITMENT) BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. As of April 30, 2004, the value of the segregated assets was $20,523,370. The purchase of securities on a when-issued (or forward commitment) basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis prior to settlement of the original purchase. As of April 30, 2004, the Fund had purchased $24,536,911 of securities on a when-issued basis and sold $4,216,833 of securities issued on a when-issued basis.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 DEPRECIATION
                                BASED ON COST OF
                                 SECURITIES AND
       UNDISTRIBUTED    UNDISTRIBUTED       ACCUMULATED     OTHER INVESTMENTS
       NET INVESTMENT       LONG-TERM              LOSS    FOR FEDERAL INCOME
       INCOME                    GAIN    CARRYFORWARD 1          TAX PURPOSES
       ----------------------------------------------------------------------
       $265,133               $53,656           $78,136              $433,591

1. As of April 30, 2004, the Fund had $78,136 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for April 30, 2004.
Net assets of the Fund were unaffected by the reclassifications.

                                                                 REDUCTION TO
                                       REDUCTION TO           ACCUMULATED NET
           INCREASE TO              ACCUMULATED NET          REALIZED GAIN ON
           PAID-IN CAPITAL          INVESTMENT LOSS             INVESTMENTS 2
           ------------------------------------------------------------------
           $23,759                          $32,755                   $56,514

2. $23,759, including $4,310 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2004 and April 30, 2003 was as follows:

                                             YEAR ENDED          PERIOD ENDED
                                         APRIL 30, 2004      APRIL 30, 2003 3
           ------------------------------------------------------------------
           Distributions paid from:
           Ordinary income                   $1,099,958              $ 87,780
           Long-term capital gain               138,009                    --
                                             --------------------------------
           Total                             $1,237,967              $ 87,780
                                             ================================

3. For the period from February 21, 2003 (commencement of operations) to April
30, 2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities             $ 63,155,653
            Federal tax cost of other investments         4,522,265
                                                       ------------
            Total federal tax cost                     $ 67,677,918
                                                       ============

            Gross unrealized appreciation              $    192,927
            Gross unrealized depreciation                  (626,518)
                                                       ------------
            Net unrealized depreciation                $   (433,591)
                                                       ============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED APRIL 30, 2004           PERIOD ENDED APRIL 30, 2003 1,2
                                    SHARES             AMOUNT             SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------

CLASS A
Sold                             1,097,321       $ 11,099,906          2,736,090           $ 27,361,875
Dividends and/or
distributions reinvested            23,011            231,801                275                  2,768
Redeemed                          (304,660)        (3,078,277)            (8,228)               (82,275)
                                 -----------------------------------------------------------------------
Net increase                       815,672       $  8,253,430          2,728,137           $ 27,282,368
                                 =======================================================================

--------------------------------------------------------------------------------------------------------
CLASS B
Sold                               338,504       $  3,425,891             88,955           $    888,971
Dividends and/or
distributions reinvested             5,465             55,025                 36                    365
Redeemed                          (133,432)        (1,344,598)            (9,896)               (98,837)
                                 -----------------------------------------------------------------------
Net increase                       210,537       $  2,136,318             79,095           $    790,499
                                 =======================================================================

--------------------------------------------------------------------------------------------------------
CLASS C
Sold                               299,731       $  3,028,348             39,178           $    391,527
Dividends and/or
distributions reinvested             4,441             44,736                 10                    103
Redeemed                           (48,158)          (485,940)              (805)                (8,100)
                                 -----------------------------------------------------------------------
Net increase                       256,014       $  2,587,144             38,383           $    383,530
                                 =======================================================================

--------------------------------------------------------------------------------------------------------
CLASS N
Sold                                97,335       $    983,787              2,032           $     20,408
Dividends and/or
distributions reinvested             1,242             12,515                  1                     14
Redeemed                           (17,548)          (175,237)                --                     --
                                 -----------------------------------------------------------------------
Net increase                        81,029       $    821,065              2,033           $     20,422
                                 =======================================================================

1. For the period from February 21, 2003 (commencement of operations) to April
30, 2003.

2. The Fund sold 10,000 shares of Class A and 100 shares of Class B, Class C and
Class N to the Manager upon seeding of the Fund on February 6, 2003.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
April 30, 2004, were $24,800,241 and $15,884,487, respectively. There were purchases of $21,744,828 and sales of $21,337,048 of U.S. government and government agency obligations for the year ended April 30, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the first $250 million of average annual net assets of the Fund, 0.475% of the next $500 million, and 0.45% of average annual net assets in excess of $750 million. The Manager has voluntarily agreed to waive management fees and/or reimburse expenses such that "Total Annual Operating
Expenses" will not exceed 0.90% for Class A shares, 1.65% for Class B shares,
1.65% for Class C shares and 1.15% for Class N shares, respectively. The voluntary waiver described above may be amended or withdrawn at any time. For the year ended April 30, 2004, management fees in the amount of $38,041 were voluntarily waived by the Manager.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended April 30, 2004, the Fund paid $24,144 to OFS for services to the Fund.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B shares and on Class C shares and 0.25% per year on Class N shares. The
Distributor also receives a service fee of up to 0.25% per year under each plan.
If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the
Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at April 30, 2004 for Class B, Class C and
Class N shares were $96,691, $41,757 and $16,201, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                               CLASS A               CLASS B               CLASS C              CLASS N
                         CLASS A            CONTINGENT            CONTINGENT            CONTINGENT           CONTINGENT
                       FRONT-END              DEFERRED              DEFERRED              DEFERRED             DEFERRED
                   SALES CHARGES         SALES CHARGES         SALES CHARGES         SALES CHARGES        SALES CHARGES
                     RETAINED BY           RETAINED BY           RETAINED BY           RETAINED BY          RETAINED BY
YEAR ENDED           DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR          DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------------

April 30, 2004           $35,933                  $493                $6,156                  $928                 $927

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of April 30, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of April 30, 2004, the Fund had outstanding futures contracts as follows:

                                                                                      UNREALIZED
                                 EXPIRATION     NUMBER OF     VALUATION AS OF       APPRECIATION
CONTRACT DESCRIPTION                  DATES     CONTRACTS      APRIL 30, 2004      (DEPRECIATION)
-------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                     6/21/04             4          $  428,375         $   (8,953)
U.S. Treasury Nts., 10 yr.          6/21/04            33           3,646,500           (115,540)
                                                                                        ---------
                                                                                        (124,493)
                                                                                        ---------

CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.           6/30/04            27           5,738,766             39,704
U.S. Treasury Nts., 5 yr.           6/21/04            26           2,858,375             49,660
                                                                                        ---------
                                                                                          89,364
                                                                                        ---------
                                                                                        $(35,129)
                                                                                        =========

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of April 30, 2004, the Fund had entered into the following total return swap agreements:

                                            PAID BY          RECEIVED BY
                     NOTIONAL           THE FUND AT          THE FUND AT        TERMINATION          UNREALIZED
SWAP COUNTERPARTY      AMOUNT        APRIL 30, 2004       APRIL 30, 2004               DATE        DEPRECIATION
----------------------------------------------------------------------------------------------------------------

                                          One-Month             Value of
                                              LIBOR      total return of
                                            less 50      Lehman Brothers
Deutsche Bank AG     $726,263          basis points           CMBS Index            6/30/04             $24,851

Index abbreviations are noted below:

CMBS  Commercial Mortgage Backed Securities Markets

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of April 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of April
30, 2004 was $112,152, which represents 0.27% of the Fund's net assets.

--------------------------------------------------------------------------------
9. BORROWING AND LENDING ARRANGEMENTS

The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other
Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

      The Fund had no interfund borrowings or loans outstanding during the year ended or at April 30, 2004.

                                   Appendix A

                               RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa"
securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier
"2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest  rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o        Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. (2) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. (3) In the case of
Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal
Charges and references to "redemptions" mean "repurchases" of shares. (4) An
"employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. (6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55. (9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the
Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. (12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                   Appendix B

                            Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                   Appendix C

         OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3) That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1) plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans(4) 4) Group Retirement Plans(5)
              5) 403(b)(7) custodial plan accounts 6) Individual Retirement
              Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
              SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.                                Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(6) This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more.
|_|           Purchases of Class A shares by a Retirement Plan that was
              permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that:
              1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of
              $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified
                  Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by
                  Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the
                  Retirement Plan and Merrill Lynch. On the date the plan
                  sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds)
                  invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more
                  eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.                                          Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such
purchases): |_| The Manager or its affiliates.
|_|           Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
              relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|           Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
              Distributor for that purpose.
|_|           Dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|           Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers
              (and which are identified as such to the Distributor) or with the
              Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|           Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|           Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|           "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|           Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor)
              who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial
              intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|           Directors, trustees, officers or full-time employees of OpCap
              Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|           Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|           Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|           Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the
              Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those
              purchases.
|_|           A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
              Advisors) whose Class B or Class C shares of a Former Quest for
              Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on
              November 24, 1995.
|_|           A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund
              clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
|_|           Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B.   Waivers of the Class A Initial and Contingent Deferred Sales Charges in
     Certain Transactions.

1.   Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|           Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|           Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|           Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
              recordkeepers.
|_|           Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_| Shares purchased in amounts of less than $5.

2.   Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25%
     is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_| Retirement Plans that have $5 million or more in plan assets.
|_|      Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the
following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted
              annually.
|_|           Involuntary redemptions of shares by operation of law or
              involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund
              Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
4) Hardship withdrawals, as defined in the plan.(7)
              5)  Under a Qualified Domestic Relations Order, as defined in the
                  Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the
                  Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal
                  Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.
              9)  Separation from service.(8)
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
                  arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|           For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|           For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the
              Distributor.
III.                               Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account Rules and Policies," in the
applicable Prospectus. |_| Redemptions from accounts other than Retirement Plans
following the death or disability of the last surviving shareholder.
              The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|           The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|           Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|           Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill
              Lynch.
|_|           Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|           Redemptions of Class C shares of an Oppenheimer fund in amounts of
              $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement
              Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
              Oppenheimer funds.
|_|      Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4) To make hardship withdrawals, as defined in the plan.(10)
              5) To make distributions required under a Qualified Domestic
              Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6) To meet the minimum distribution requirements of the Internal
              Revenue Code.
              7) To make "substantially equal periodic payments" as described in
              Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.(11) 9) On account of the
              participant's separation from service.(12) 10)
              Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a
                  subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or
                  "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an
                  Automatic Withdrawal Plan after the participant reaches age 59
                  1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal
                  Plan for an account other than a Retirement Plan, if the
                  aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by
                  broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|           Redemptions of Class B shares or Class C shares under an Automatic
              Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates. |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|           Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
              Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for
                                                                 Value Funds
----------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small- & Mid- Cap Value Fund
     Oppenheimer Quest Balanced Fund                          Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November
24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund
that are either: |_| acquired by such shareholder pursuant to an exchange of
shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_|           purchased by such shareholder by exchange of shares of another
              Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

         Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

         Waiver of Class A Sales Charges for Certain Shareholders. Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the
AMA Family of Funds.
o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does
                  not exceed 10% of the initial value of the account value, adjusted annually, and
o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o                 withdrawals under an automatic withdrawal plan (but only for
                  Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                                                         Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Core Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account                            Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account             CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

         Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other
                  Former Connecticut Mutual Funds were $500,000 prior to March
                  18, 1996, as a result of direct purchases or purchases
                  pursuant to the Fund's policies on Combined Purchases or
                  Rights of Accumulation, who still hold those shares in that
                  Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of
                  Intention entered into prior to March 18, 1996, with the
                  former general distributor of the Former Connecticut Mutual
                  Funds to purchase shares valued at $500,000 or more over a
                  13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual
                  Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and
                  Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former
                  Connecticut Mutual Funds and members of their immediate
                  families;
              4)  employee benefit plans sponsored by Connecticut Mutual
                  Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated
                  companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an
                  individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former
                  Connecticut Mutual Funds, provided the institution had an
                  agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
         403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
         Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                           Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer
Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.                     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
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Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase
those shares at net asset value without sales charge: |_| the Manager and its
affiliates, |_| present or former officers, directors, trustees and employees
(and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and
              its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|           registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|           dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|           employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
              Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|           dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of
              Class M shares of the Fund in specific investment products made available to their clients, and
|_|           dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior
              distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Total Return Bond Fund

Internet Website
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)

Custodian Bank
         Citibank, N.A.
         111 Wall Street
         New York, New York 10005

Independent Registered Public Accounting Firm
         Ernst & Young LLP
         5 Times Square
         New York, New York 10036

Legal Counsel
         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, New York 10019

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